Quarterly Holdings Report
for

Fidelity® Four-in-One Index Fund

November 30, 2020

IDV-QTLY-0121
1.810685.116

Schedule of Investments November 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 60.1%
	Shares	Value
Fidelity 500 Index Fund (a)	27,355,910	$3,444,929,720
Fidelity Extended Market Index Fund (a)	10,969,589	862,648,471
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,668,125,121)		4,307,578,191

International Equity Funds - 25.0%
Fidelity International Index Fund (a)
(Cost $1,447,268,566)	40,432,916	1,789,560,865

Bond Funds - 14.9%
Fidelity U.S. Bond Index Fund (a)
(Cost $988,745,560)	85,880,351	1,071,786,783
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $4,104,139,247)		7,168,925,839
NET OTHER ASSETS (LIABILITIES) - 0.0%		333,236
NET ASSETS - 100%		$7,169,259,075

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity 500 Index Fund	$3,119,261,488	$154,511,022	$464,413,251	$42,319,554	$59,131,218	$576,439,243	$3,444,929,720
Fidelity Extended Market Index Fund	774,469,352	90,187,022	240,617,243	13,701,812	18,276,719	220,332,621	862,648,471
Fidelity International Index Fund	1,592,052,660	198,343,874	232,181,592	--	(5,047,301)	236,393,224	1,789,560,865
Fidelity U.S. Bond Index Fund	960,881,397	328,518,402	226,796,758	21,764,038	5,354,795	3,828,947	1,071,786,783
Total	$6,446,664,897	$771,560,320	$1,164,008,844	$77,785,404	$77,715,431	$1,036,994,035	$7,168,925,839

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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